Exhibit 99.1

CONTACT:	Thor Erickson – Investor Relations
1 (678) 260-3110

Fred Roselli – Media Relations
1 (678) 260-8731

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES ANNOUNCES TIMING OF

THIRD-QUARTER 2010 EARNINGS, PROVIDES BUSINESS UPDATE

ATLANTA, October 14, 2010 – Coca-Cola Enterprises, Inc. (NYSE: CCE) will release third-quarter 2010 results before the market opens on Thursday, October 28. A conference call discussing these results will be webcast live at 10:00 a.m. ET that morning.

The public can access both the news release and the live webcast through the company’s website, www.cokecce.com. A replay of the presentation will be available later that day.

These third-quarter results will be the first for the new Coca-Cola Enterprises, Inc., which, following the recent close of the transaction with The Coca-Cola Company, is a new public company consisting of old CCE’s European bottling operations, as well as the bottling operations in Norway and Sweden acquired from The Coca-Cola Company.

As a result of the transaction, as a new entity, CCE’s results will no longer include North America. In addition, because the transaction closed in the fourth quarter, Norway and Sweden results will not be included in reported results until the fourth quarter. To create a better understanding of its core operations, however, CCE will provide summary pro forma income statements that will include Norway and Sweden third-quarter results and CCE’s expectations for recurring items, including capital structure and tax rate.

Summary pro forma income statement information of new CCE results for the first and second quarters of 2010 and first six months 2010 are included in today’s release. These statements include results from both Norway and Sweden and CCE’s expectations for recurring items, including capital structure and tax rate.

INFORMATION ABOUT THE NEW COCA-COLA ENTERPRISES, INC.

Below is additional information about CCE following the recent transaction close:

•	At close, CCE had approximately 339 million shares outstanding and approximately 347 million fully diluted shares outstanding;

•

At the end of the third quarter, CCE had just under $2.4 billion in gross debt, with a weighted average cost of debt of approximately 3%, consisting of approximately $1.5 billion of debt issued in the third quarter, approximately $675 million of prior existing debt, and $225 million of commercial paper;

•	At the end of the third quarter, CCE had approximately $475 million in cash and $1.9 billion of net debt;

•	At close, the combined results of Norway and Sweden were performing in-line with expectations;

•	CCE now expects an initial tax rate of 27 to 29 percent in 2011;

•

CCE’s Board of Directors has approved the repurchase of approximately $1 billion of its shares within the next 18 months. This program is expected to begin during the fourth quarter of 2010. This program is planned to be funded from existing cash, cash from future operations, and incremental debt and may be adjusted depending on economic, operating, or other factors;

•	Subject to approval by CCE’s Board of Directors, CCE expects to pay a fourth-quarter dividend at an annualized rate of $0.50 per share.

ABOUT COCA-COLA ENTERPRISES, INC.

Coca-Cola Enterprises, Inc. is the leading Western European marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment and the world’s third-largest independent Coca-Cola bottler. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. For more information about our company, please visit our website at www.cokecce.com.

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FORWARD-LOOKING STATEMENTS

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our Form S-4 registration statement filed in connection with the transaction with The Coca-Cola Company.

COCA-COLA ENTERPRISES, INC. (CCE)

SUMMARY PRO FORMA INCOME STATEMENT DATA (a)

(Unaudited; In Millions, Except Per Share Data which is calculated prior to rounding)

	First Quarter 2010
		Europe Operating Segment
	CCE (b)	SAB 55 Allocation (c)	Net Mark- to-Market Commodity Hedges (d)	Restructuring Charges (e)	Subtotal	Norway and Sweden (f)	Pro Forma Europe Operating Segment Total	Pro Forma Corporate (g)	CCE Summary Pro Forma
Net Operating Revenues	$1,508	$—	$—	$—	$1,508	$181	$1,689	$—	$1,689
Cost of Sales	961	—	2	—	963	105	1,068	—	1,068

Gross Profit	547	—	(2)	—	545	76	621	—	621
Selling, Delivery, and Administrative Expenses	380	(38)	2	(1)	343	71	414	47	461

Operating Income	$167	$38	$(4)	$1	$202	$5	$207	$(47)	$160

Interest Expense, Net (h)									18
Other Nonoperating Income, Net									—

Income Before Income Taxes									142
Income Tax Expense (i)									40

Net Income									$102

Diluted Earnings Per Common Share (j)									$0.29

	Second Quarter 2010
		Europe Operating Segment
	CCE (b)	SAB 55 Allocation (c)	Net Mark- to-Market Commodity Hedges (d)	Restructuring Charges (e)	Subtotal	Norway and Sweden (f)	Pro Forma Europe Operating Segment Total	Pro Forma Corporate (g)	CCE Summary Pro Forma
Net Operating Revenues	$1,731	$—	$—	$—	$1,731	$211	$1,942	$—	$1,942
Cost of Sales	1,081	—	(8)	—	1,073	120	1,193	—	1,193

Gross Profit	650	—	8	—	658	91	749	—	749
Selling, Delivery, and Administrative Expenses	385	(50)	(3)	(1)	331	67	398	46	444

Operating Income	$265	$50	$11	$1	$327	$24	$351	$(46)	$305

Interest Expense, Net (h)									18
Other Nonoperating Income, Net									—

Income Before Income Taxes									287
Income Tax Expense (i)									80

Net Income									$207

Diluted Earnings Per Common Share (j)									$0.60

	First Six Months 2010
		Europe Operating Segment
	CCE (b)	SAB 55 Allocation (c)	Net Mark- to-Market Commodity Hedges (d)	Restructuring Charges (e)	Subtotal	Norway and Sweden (f)	Pro Forma Europe Operating Segment Total	Pro Forma Corporate (g)	CCE Summary Pro Forma
Net Operating Revenues	$3,239	$—	$—	$—	$3,239	$392	$3,631	$—	$3,631
Cost of Sales	2,042	—	(6)	—	2,036	225	2,261	—	2,261

Gross Profit	1,197	—	6	—	1,203	167	1,370	—	1,370
Selling, Delivery, and Administrative Expenses	765	(88)	(1)	(2)	674	138	812	93	905

Operating Income	$432	$88	$7	$2	$529	$29	$558	$(93)	$465

Interest Expense, Net (h)									36
Other Nonoperating Income, Net									—

Income Before Income Taxes									429
Income Tax Expense (i)									120

Net Income									$309

Diluted Earnings Per Common Share (j)									$0.89

(a)	The pro forma results are for informational purposes only and do not purport to present CCE's actual results had the transaction with The Coca-Cola Company actually occurred on the dates specified or to project actual results for any future period. All pro forma information is based on assumptions believed to be reasonable and should be read in conjunction with the historical financial information contained in CCE's registration statement on Form S-4 declared effective on August 25, 2010.
(b)	As reflected in CCE's registration statement on Form S-4
(c)	Adjustments to exclude the SEC Staff Accounting Bulletin ("SAB") 55 allocation of corporate expenses of the former CCE as it existed prior to the transaction with The Coca-Cola Company
(d)	Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges
(e)	Based on the former CCE's 1Q and 2Q earnings release for its European operating segment
(f)	As reflected in CCE's registration statement on Form S-4 and includes a preliminary estimate of purchase accounting adjustments
(g)	Assumes full-year expenses of $185 million level over four quarters
(h)	Assumes $2.4 billion in gross debt with a weighted average cost of debt of 3%
(i)	Assumes an effective tax rate of 28%
(j)	Assumes 347 million fully diluted shares outstanding